UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

JFrog Ltd.

(Exact name of Registrant as Specified in Its Charter)

Israel	001-39492	98-0680649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Caribbean Drive
Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (408) 329-1540

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	FROG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 20, 2025, JFrog Ltd. (“JFrog” or the “Company”) held an annual general meeting of shareholders (the “Annual General Meeting”) at the Company’s offices at 270 E. Caribbean Drive, Sunnyvale, California 94089. As of the close of business on March 26, 2025, the record date for the Annual General Meeting (the “Record Date”), there were 114,561,447 ordinary shares of JFrog issued and outstanding and entitled to vote at the Annual General Meeting. As of the Record Date, there were no preferred shares of JFrog issued and outstanding. At least 33⅓% of the voting rights in the issued JFrog share capital were present or represented at the Annual General Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

(b) The certified results of the matters voted on at the Annual General Meeting, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2025 (the “Proxy Statement”), are set forth below.

Proposal No. 1 – Re-election of each of Frederic Simon, Andy Vitus, and Barry Zwarenstein as Class II directors for a term of three (3) years, expiring at the end of the 2028 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
Frederic Simon	64,125,469	19,124,678	45,545	15,547,561
Andy Vitus	63,799,065	19,423,713	72,914	15,547,561
Barry Zwarenstein	64,910,274	18,302,308	83,110	15,547,561

Each of the above nominees was re-elected following the affirmative vote of a majority of the votes cast by shareholders entitled to vote.

Proposal No. 2 – Approval and ratification of the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting:

Proposal 2	For	Against	Abstain
Approval and ratification of the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting:	98,272,028	407,973	163,252

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 3 – Approval of changes to the compensation of Shlomi Ben Haim, JFrog’s Chief Executive Officer, as described in the Proxy Statement:

Proposal 3	For	Against	Abstain	Broker Non-Votes
Approval of changes to the compensation of Shlomi Ben Haim, JFrog’s Chief Executive Officer	49,198,934	33,504,548	592,210	15,547,561

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 4 – Approval of changes to the compensation of Yoav Landman, JFrog’s Chief Technology Officer, as described in the Proxy Statement:

Proposal 4	For	Against	Abstain	Broker Non-Votes
Approval of changes to the compensation of Yoav Landman, JFrog’s Chief Technology Officer	49,195,400	33,509,894	590,398	15,547,561

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Approval of JFrog’s 2025 Executive Officer and Director Compensation Policy, as described in the Proxy Statement:

Proposal 5	For	Against	Abstain	Broker Non-Votes
Approval of JFrog’s 2025 Executive Officer and Director Compensation Policy	49,206,256	33,492,695	596,741	15,547,561

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed. As required by Israeli law, Proposal 5 was also approved by shareholders holding a majority of the ordinary shares voted on such proposal (excluding abstentions) who were non-controlling shareholders and did not have a personal interest in such proposal.

Proposal No. 6 – Approval of changes to the compensation program of JFrog’s non-executive members of the board of directors, as described in the Proxy Statement:

Proposal 6	For	Against	Abstain	Broker Non-Votes
Approval of changes to the compensation program of JFrog’s non-executive members of the board of directors	82,984,403	111,965	199,324	15,547,561

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 7 – Approval of Shlomi Ben Haim’s service as both JFrog’s Chief Executive Officer and Chairman of the board of directors for a period of three years, as described in the Proxy Statement:

Proposal 7	For	Against	Abstain	Broker Non-Votes
Approval of Shlomi Ben Haim’s service as both JFrog’s Chief Executive Officer and Chairman of the board of directors for a period of three years	61,021,071	22,078,068	196,553	15,547,561

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed. As required by Israeli law, Proposal 7 was also approved by shareholders holding a majority of the ordinary shares voted on such proposal (excluding abstentions) who were non-controlling shareholders and did not have a personal interest in such proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFrog Ltd.

Date:	May 22, 2025	By:	/s/ Eduard Grabscheid
Eduard Grabscheid Chief Financial Officer